FIRST AMENDMENT TO TERM LOAN AGREEMENT


     THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this "First Amendment") made and entered into as of December 2, 1997, by and among INTERFACE, INC., a Georgia corporation ("Interface"), SUNTRUST BANK, ATLANTA, a banking corporation organized under the laws of the State of Georgia ("STBA"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof, and any assignees of STBA, FNBC, or such other banks and lending institutions that become "Lenders" as provided herein (STBA, FNBC, and such other banks, lending institutions and assignees referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), and each successor agent for such Lenders as may be appointed from time to time pursuant to Article IX of the Term Loan Agreement (as hereinafter defined), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as syndication agent hereunder (the "Syndication Agent"; the Administrative Agent and the Syndication Agent referred to collectively herein as the "Co-Agents"), and SUNTRUST BANK, ATLANTA, in its capacity as collateral agent for the Co-Agents and Lenders and each successor collateral agent as may be appointed from time to time pursuant to Article IX of the Term Loan Agreement (the "Collateral Agent");

                       W I T N E S S E T H:
                       --------------------

     WHEREAS, Interface, the Lenders, the Co-Agents, and the Collateral Agent are parties to a certain Term Loan Agreement dated as of June 25, 1997 (the "Term Loan Agreement");

     WHEREAS, Interface has requested that additional term loans in the aggregate principal amount of $20,000,000 be made to it pursuant to the terms of the Term Loan Agreement, such additional term loans to mature and be payable in one installment on the first anniversary of the funding of such additional term loans, with the proceeds of such additional term loans being used by Interface to fund a portion of the purchase price payable in connection with its acquisition of certain carpet-related businesses of Readicut International plc;

     WHEREAS, Interface has further requested that certain covenants in the Term Loan Agreement be amended so as to facilitate its acquisition of such carpet-related businesses of Readicut International plc;

     WHEREAS, certain of the Lenders have agreed to make the additional term loans to Interface, and the Lenders and the Co-Agents have agreed to amend the Term Loan Agreement as requested by Interface, subject to the terms, conditions and requirements set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Interface, the Lenders, the Co-Agents and the Collateral Agent agree as follows:

     1. DEFINED TERMS. Except as otherwise expressly defined herein, each capitalized term used in this First Amendment that is defined in the Term Loan Agreement is used herein with the meaning assigned to such capitalized term in the Term Loan Agreement.

     2.   AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").

          (a) Section 1.01 of the Term Loan Agreement is hereby amended by adding the following defined terms and definitions thereof in proper alphabetical order:

          "FIRST AMENDMENT TO TERM LOAN AGREEMENT" shall mean the First Amendment to Term Loan Agreement dated as of December 2, 1997, by and among Interface, the Lenders, the Co-Agents, and the Collateral Agent, together with all exhibits and schedules thereto.

          "FIRST AMENDMENT EFFECTIVE DATE" shall mean the date on which the conditions to effectiveness of the First Amendment to Term Loan Agreement have been satisfied, as set forth in paragraph 15 of the First Amendment to Term Loan Agreement.

          "READICUT" shall mean Readicut International plc.

          "READICUT ACQUISITION" shall mean the purchase by Interface Europe Ltd. and Interface Europe B.V. of all issued and outstanding shares of T.F. Firth & Sons Ltd., Vebe Floorcoverings B.V., and Tayrich Limited, from Readicut.

          "READICUT DEBT" shall mean the Indebtedness in the approximate amount of U.S. $17,600,000 representing the deferred portion of the purchase price payable by Interface and/or its Subsidiaries in the Readicut Acquisition, such Indebtedness being due and payable on the first anniversary of the closing of the Readicut Acquisition and supported by a letter of credit issued under the Letter of Credit Agreement.

          "READICUT DIVESTITURES" shall mean, collectively, the sales or other disposition by Interface and/or its Subsidiaries of any assets (including, without limitation, shares of Subsidiaries) acquired as part of the Readicut Acquisition; provided, however, that the term Readicut Divestitures shall not include (i) any sales or other dispositions of any assets (other than the shares or assets of Network Flooring Ltd.) or any shares of T.F. Firth & Sons Ltd. or Firth Carpets Ltd., (ii) any sales or other dispositions of any of the assets or shares of Vebe Floorcoverings B.V. or Network Flooring Ltd. sold or disposed of after the first anniversary of the closing of the Readicut Acquisition, or (iii) any sales or other dispositions of any of the assets or shares of Tayrich Limited or Joseph, Hamilton & Seaton Ltd. sold or disposed of later than eighteen months after the closing of the Readicut Acquisition.

          "SECOND CLOSING DATE" shall mean the date on or before February 28, 1998, on which the conditions set forth in
     Section 4.03 of the First Amendment to Term Loan Agreement are satisfied or waived in accordance with Section 10.02 of this Agreement.

          "SERIES B LENDERS" shall mean, collectively, STBA,
     FNBC, the other banks and lending institutions listed on the signature pages of this Agreement, and each assignee thereof, if any, pursuant to Section 10.06(c), having made or had assigned to it any Series B Term Loans.

          "SERIES B TERM LOAN COMMITMENT" shall mean, at any time for any Series B Lender, the amount of such commitment set forth below such Series B Lender's name on the signature pages of the First Amendment to Term Loan Agreement, as the same may be increased or decreased from time to time as a result of any repayment of the Series B Term Loans, any assignment thereof pursuant to Section 10.06 of this Agreement, or any amendment thereof pursuant to Section
     10.02 of this Agreement.

          "SERIES B TERM LOANS" shall mean, collectively, the term loans in the aggregate principal amount of $75,000,000 made to Interface by the Series B Lenders on the Closing
     Date pursuant to Section 2.01(a)(i).

          "SERIES B TERM NOTES" shall mean, collectively, the promissory notes evidencing the Series B Term Loans substantially in the form of Exhibit "A" attached to this Agreement and duly completed in accordance with the terms thereof.

          "SERIES C LENDERS" shall mean, collectively, STBA, FNBC, the other banks and lending institutions listed on the signature pages of the First Amendment to Term Loan Agreement, and each assignee thereof, if any, pursuant to
     Section 10.06(c) of this Agreement, having made or had assigned to it any Series C Term Loans.

          "SERIES C TERM LOAN COMMITMENT" shall mean, at any time for any Series C Lender, the amount of such commitment set forth below such Series C Lender's name on the signature pages of the First Amendment to Term Loan Agreement, as the same may be increased or decreased from time to time as a result of any repayment of the Series C Term Loans, any assignment thereof pursuant to Section 10.06 of this Agreement, or any amendment thereof pursuant to Section
     10.02 of this Agreement.

          "SERIES C TERM LOAN MATURITY DATE" shall mean the first anniversary of the Second Closing Date.

          "SERIES C TERM LOANS" shall mean, collectively, the term loans in the aggregate principal amount of $20,000,000 to be made to Interface by the Series C Lenders on the Second Closing Date pursuant to Section 2.01(a)(ii).

          "SERIES C TERM NOTES" shall mean, collectively, the promissory notes evidencing the Series C Term Loans substantially in the form of Exhibit "I" attached to the First Amendment to Term Loan Agreement and duly completed in accordance with the terms thereof.

          (b) The defined terms and definitions listed below that appear in the Term Loan Agreement are hereby amended by deleting said defined terms and definitions in their entirety and substituting in lieu thereof the following defined terms and definitions:

          "LENDER" shall mean any of the Series B Lenders and Series C Lenders, and "Lenders" shall mean, collectively, all of the Series B Lenders and Series C Lenders.

          "TERM LOAN COMMITMENT" shall mean, at any time for any Lender, the total amount of such Lender's Series B Term Loan
     Commitment and Series C Term Loan Commitment.

          "TERM LOANS" shall mean, collectively, the Series B
     Term Loans and the Series C Term Loans.

          "TERM NOTES" shall mean, collectively, the Series B
     Term Notes and the Series C Term Notes.

     3. AMENDMENTS TO SECTION 2.01 ("AMOUNT OF TERM LOANS; USE OF PROCEEDS"). Section 2.01 of the Term Loan Agreement is hereby amended by deleting subsections (a) and (d) of Section 2.01 in their entirety and substituting in lieu thereof the following subsections (a) and (d):

          (a) Subject to and upon the terms and conditions herein set forth, (i) each Series B Lender agrees to make on the Closing Date a Series B Term Loan to Interface in an amount equal to its Series B Term Loan Commitment, and (ii) each Series C Lender agrees to make on the Second Closing Date a Series C Term Loan to Interface in an amount equal to its Series C Term Loan Commitment. All such Term Loans shall be repaid as set forth in Section 2.02(b). Interface shall not be entitled to reborrow any amounts repaid with respect to the Term Loans.

     . . . .

          (d) The proceeds from the Series B Term Loans shall be used (i) to repay outstanding "Domestic Revolving Loans" under the Credit Agreement by an aggregate principal amount equal to $50,000,000, and (ii) to prepay that portion of the outstanding "Term Loans" under the Credit Agreement in an aggregate principal amount equal to $25,000,000 that were otherwise scheduled to be repaid on December 31, 2001. The proceeds from the Series C Term Loans shall be used (i) to pay a portion of the purchase price payable by Interface and its Subsidiaries in respect of the Readicut Acquisition, and/or (ii) to repay outstanding "Domestic Revolving Loans" under the Credit Agreement.

     4.   AMENDMENT TO SECTION 2.02 ("TERM NOTES; REPAYMENT OF
PRINCIPAL"). Section 2.02 of the Term Loan Agreement is hereby amended by deleting subsection (b) of Section 2.02 in its entirety and substituting in lieu thereof the following subsection (b):

          (b)  Interface shall repay all outstanding Series C
     Term Loans in full on the Series C Term Loan Maturity Date, and shall repay all outstanding Series B Term Loans in full on the Final Maturity Date.

     5.   AMENDMENT TO SECTION 2.03 ("MANDATORY PREPAYMENTS").
Section 2.03 of the Term Loan Agreement is hereby amended as follows:

          (a)  The first sentence of subsection (a) of Section
     2.03 is hereby deleted and the following sentence is hereby substituted in lieu thereof as the first sentence of subsection (a) of Section 2.03:

          No mandatory prepayment shall be required pursuant to this Section 2.03(a) until the aggregate amount of Asset Sales occurring after October 2, 1994 exceeds $10,000,000 (based on the Asset Values thereof, but excluding in the foregoing computation (i) Asset Sales resulting from loss, damage, destruction, or taking where the proceeds thereof are utilized so as to be excluded from the definition of Net Proceeds, (ii) Asset Sales occurring as a part of any sale and leaseback transactions permitted pursuant to Section 7.06, and (iii) Asset Sales made as part of the Readicut Divestitures).

          (b)  A new subsection (e) is hereby added to Section
     2.03 as follows:

               (e) Subject to the provisions of paragraph (c) of this Section 2.03, all amounts received as Net Proceeds from any Asset Sales effected as part of the Readicut Divestitures shall be used to prepay outstanding "Domestic Revolving Loans" or "Multicurrency Revolving Loans" under the Credit Agreement as may be specified by Interface at the time of such prepayment or, if not so specified by Interface, then as specified by the Co-Agents. All such prepayments shall be applied on a pro rata basis among the holders of such Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be.

     6.   AMENDMENT TO SECTION 3.04 ("INTEREST PERIODS").
Section 3.04 of the Term Loan Agreement is hereby amended by deleting clause (vi) thereof in its entirety and substituting in lieu thereof the following clause (vi):

          (vi) No Interest Period with respect to the Series C Term Loans shall extend beyond the Series C Term Loan Maturity Date, and no Interest Period with respect to the Series B Term Loans shall extend beyond the Final Maturity Date.

     7. AMENDMENTS TO SECTION 4.01 ("CONDITIONS PRECEDENT TO FUNDING OF TERM LOANS"). Section 4.01 of the Term Loan Agreement is hereby amended by deleting each and every reference therein to the "Term Loans" and substituting in each instance a reference to the "Series B Term Loans."

     8.   ADDITION OF NEW SECTION 4.03 ("CONDITIONS PRECEDENT TO
FUNDING OF SERIES C TERM LOANS").  Article IV of the Term Loan
Agreement is hereby amended by adding a new Section 4.03 to
Article IV as follows:

          SECTION 4.03. CONDITIONS PRECEDENT TO FUNDING OF SERIES C TERM LOANS. At the time of the making of the Series C Term Loans hereunder on the Second Closing Date, all obligations of Interface hereunder incurred at or prior to such funding of the Series C Term Loans (including, without limitation, Interface's obligations to reimburse the reasonable fees and expenses of counsel to the Co-Agents and any fees and expenses payable to the Co-Agents and the Lenders as previously agreed with Interface) shall have been paid in full, and the Co-Agents shall have received the following, in form and substance satisfactory in all respects to the Co-Agents:

               (a)  The duly executed counterparts of the First
          Amendment to Term Loan Agreement (including the
          Acknowledgment of Guarantors attached thereto);

               (b)  The duly completed Series C Term Notes;

               (c) Certificate of Interface in substantially the form of Exhibit "J" attached to the First Amendment to Term Loan Agreement and appropriately completed;

               (d) Certificates of the Secretary or Assistant Secretary of Interface attaching and certifying a copy of the resolutions of its board of directors, authorizing the execution, delivery and performance of the documents described in clause (a) and (b) above;

               (e) Certificate of the Secretary or an Assistant Secretary of Interface certifying (i) the name, title and true signature of each officer of Interface executing the documents described in this Section 4.03, and (ii) the by-laws or comparable governing documents of Interface;

               (f)  Certified copies of the articles of
          incorporation of Interface, together with a certificate of valid existence from the Secretary of State of Georgia;

               (g) Copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the documents described in this Section 4.03 and the other documents to be executed and delivered hereunder, together with the documents being executed and delivered as part of the Readicut Acquisition, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

               (h)  The favorable opinion of (i) Kilpatrick
          Stockton LLP, United States counsel to Interface, substantially in the form of Exhibit "K" attached to the First Amendment to Term Loan Agreement addressed to the Co-Agents and each of the Lenders, and covering such other matters as either Co-Agent or any Lender may reasonably request; and

               (i)  A certificate of the president, chief
          financial officer, or principal accounting officer of Interface as to the calculation and reasonable detail of the "Consolidated Fixed Charge Coverage Ratio" (as defined in the Senior Subordinated Notes Indenture) of Interface, demonstrating to the satisfaction of the Co-Agents and the Lenders that at the time of the funding of the Series C Term Loans, and after giving pro forma effect thereto, such "Consolidated Fixed Charge Coverage Ratio" of Interface exceeds 2.50:1.00, and that the Series C Term Loans will constitute "Senior Indebtedness" for all purposes under the Senior Subordinated Notes Indenture.

     In addition to the foregoing, the following conditions shall have been satisfied or shall have existed, all to the satisfaction of the Co-Agents, as of the time the Series C
     Term Loans were made hereunder:

               (j)  The Series C Term Loans and the use of
          proceeds thereof shall not have contravened, violated or conflicted with, or involved the Co-Agents or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority; and

               (k) All corporate proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the documents described in this Section 4.03 shall have been reasonably satisfactory in form and substance to the Required Lenders.

     9.   AMENDMENT TO SECTION 7.01 ("INDEBTEDNESS").  Section
7.01 of the Term Loan Agreement is hereby amended (i) by deleting the word "and" from the end of subsection (l) thereof, and (ii) by deleting subsection (m) thereof in its entirety and substituting in lieu thereof new subsections (m), (n) and (o) as follows:

               (m)  The Readicut Debt;

               (n)  Indebtedness consisting of contingent
          obligations under indemnities, guarantees, and reimbursement agreements in favor of Persons issuing surety bonds, guarantees and similar undertakings issued to support performance obligations of any of the Consolidated Companies incurred in the ordinary course of business; and

               (o) Other Indebtedness not to exceed $15,000,000 at any one time outstanding.

     10.  AMENDMENT TO SECTION 7.03 ("MERGERS, ACQUISITIONS,
SALES, ETC."). Section 7.03 of the Term Loan Agreement is hereby amended as follows:

          (a)  The first parenthetical phrase in clause (ii) of
     Section 7.03 is hereby deleted in its entirety and the following parenthetical phrase substituted in lieu thereof:

          (but excluding Asset Sales occurring as part of the Readicut Divestitures or as part of any sale and leaseback transactions permitted by Section 7.06)

          (b) Clause (vi) of Section 7.03 is hereby amended by deleting clause (vi) in its entirety and substituting in lieu thereof the following clause (vi):

               (vi) Asset Sales occurring as part of the Readicut
          Divestitures or as part of any sale and leaseback transactions permitted pursuant to Section 7.06, or

     11.  AMENDMENT TO ARTICLE VIII ("EVENTS OF DEFAULT").
Article VIII of the Term Loan Agreement is hereby amended (i) by deleting the period at the end of Section 8.15 and substituting in lieu thereof a semicolon, and (ii) by adding the following language at the end of Article VIII:

          then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Co-Agents may, and upon the written or telex request of the Required Lenders, shall, by written notice to Interface, take any or all of the following actions, without prejudice to the rights of the Co-Agents, any Lender or the holder of any Term Note to enforce its claims against Interface or any other Credit Party:
          (i) declare all Term Loan Commitments terminated, whereupon the pro rata Term Loan Commitments of each Lender shall terminate immediately without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Term Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Interface; provided, that, if an Event of Default specified in
          Section 8.07 shall occur, the result which would occur upon the giving of written notice by the Co-Agents to Interface and any other Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.

     12. SUPPLEMENT TO SCHEDULE 5.01 ("ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES"). Effective upon the closing of the Readicut Acquisition, Schedule 5.01 to the Term Loan Agreement shall be supplemented to reflect the Readicut Acquisition by attaching thereto the Supplement to Schedule 5.01 in the form attached to this First Amendment.

     13. ADDITIONAL EXHIBITS. The Term Loan Agreement is hereby amended by adding to the Term Loan Agreement the following exhibits attached to this First Amendment and made a part of the Term Loan Agreement by this reference: Exhibit "I" (form of Series C Term Notes), Exhibit "J" (form of Second Closing Certificate) and Exhibit "K" (form of Opinion of Kilpatrick Stock LLP).

     14. REPRESENTATIONS AND WARRANTIES. Interface represents and warrants to the Co-Agents and the Lenders as follows:

          (a) All representations and warranties set forth in the Term Loan Agreement are, and after giving effect to the Readicut Acquisition will be, true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof and after giving effect to the Readicut Acquisition (except that the representation and warranty set forth in Section 5.19 of the Term Loan Agreement shall not be deemed to relate to any time subsequent to the date of the initial Series B Term Loans under the Term Loan Agreement);

          (b) No Default or Event of Default has occurred and is continuing on the date hereof or will occur or exist as a result of the Readicut Acquisition;

          (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 6.07(b) of the Term Loan Agreement, and after giving pro forma effect to the Readicut Acquisition, there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 6.07);

          (d) Interface has the corporate power and authority to make, deliver and perform this First Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment and the documents described in Section 4.03 of the Term Loan Agreement as amended hereby. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by it, or the validity or enforceablility against it, of this First Amendment and the other documents described in Section 4.03 the Term Loan Agreement as amended hereby, other than such consents, authorizations or filings which have been made or obtained; and

          (e) This First Amendment and the documents described in Section 4.03 of the Term Loan Agreement as amended hereby have been duly executed and delivered by Interface and constitute the legal, valid and binding obligations of Interface, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     15. EFFECTIVENESS OF FIRST AMENDMENT. This First Amendment shall become effective upon the execution and delivery to the Domestic Agent of counterparts hereof (whether originals or facsimile transmissions thereof) on behalf of Interface, the Co-Agents, and the Lenders.

     16. REFERENCES TO TERM LOAN AGREEMENT. On and after the date this First Amendment becomes effective as provided in paragraph 15 above, each and every reference in the Credit Documents to the Term Loan Agreement shall be deemed to refer to and mean the Term Loan Agreement as amended by this First Amendment and as the same may be further amended, restated and supplemented from time to time. The parties further confirm and agree that (i) except as expressly amended herein, the Term Loan Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.

     17. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     18. MISCELLANEOUS. This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This First Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.




     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

Address for Notices:               INTERFACE, INC.
-------------------

2859 Paces Ferry Road
Suite 2000
Atlanta, GA 30339                  By: /s/ Daniel T. Hendrix
Attention: Daniel T. Hendrix          Daniel T. Hendrix
                                      Senior Vice President
Telex No.:
Answerback:

Telecopy No.: 404/319-0070

Address for Notices:                    SUNTRUST BANK, ATLANTA,
-------------------                     as Administrative Agent and
                                        Collateral Agent
25 Park Place
23rd Floor
Atlanta, GA 30303
Attention: Thomas R. Banks              By: /s/ Thomas R. Banks
                                           Name: Thomas R. Banks
                                           Title: Assistant Vice President
Telex No.: 542210
Answerback: TRUSCO INT ATL
                                       By: /s/ David W. Penter
Telecopy No.: 404/588-8833                Name: David W. Penter
                                          Title: Group Vice President

Payment Office:
---------------
25 Park Place, N.E.
Atlanta, GA 30303
Address for Notices:                    THE FIRST NATIONAL BANK
-------------------                     OF CHICAGO, as Syndication Agent

One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell
                                       By: /s/ Courtenay R. Wood
                                          Name: Courtenay R. Wood
                                          Title: Vice President
Telex No.:
Answerback:

Telecopy No.: 312/732-5296


Administrative Office:
----------------------
One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell

Payment Offices:
----------------

(See Schedule 4.01)

Address for Notices:                    SUNTRUST BANK, ATLANTA
-------------------
25 Park Place
23rd Floor
Atlanta, GA 30303
Attention: Thomas R. Banks              By: /s/ Thomas R. Banks
                                           Name: Thomas R. Banks
                                           Title: Assistant Vice President
Telex No.: 542210
Answerback: TRUSCO INT ATL
                                        By: /s/ David W. Penter
Telecopy No.: 404/588-8833                 Name: David W. Penter
                                           Title: Group Vice President

Domestic Lending Office:
------------------------

One Park Place, N.E.
Atlanta, GA 30303

Telex No.: 542210
Answerback: TRUSCO INT ATL

Eurocurrency Lending Office:
----------------------------

One Park Place, N.E.
Atlanta, Georgia 30303

Telex No. 542210
Answerback: TRUSCO INT ATL

                                                       PRO RATA
                                   AMOUNT               SHARE
                                   ------              --------

SERIES B TERM LOAN
       COMMITMENT:                  $8,250,000          11.00000%

SERIES C TERM LOAN
       COMMITMENT:                  $2,889,300          14.4465%

Address for Notices:                    THE FIRST NATIONAL BANK
--------------------                    OF CHICAGO

Mail Suite 0324
One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell
                                        By: /s/ Courtenay R. Wood
                                           Name: Courtenay R. Wood
                                           Title: Vice President
Telex No.:   4330253
Answerback: FNBC UI
Telecopy No.: 312/732-5296

Administrative Office
---------------------

One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell

Payment Offices:
----------------

(See Schedule 4.01)

                                                          PRO RATA
                                       AMOUNT               SHARE
                                       ------             ---------
SERIES B TERM LOAN
       COMMITMENT:                   $8,250,000           11.00000%

SERIES C TERM LOAN
       COMMITMENT:                  $2,889,300            14.4465%
Address for Notices:                    THE BANK OF TOKYO-MITSUBISHI,
--------------------                         LTD., ATLANTA AGENCY
133 Peachtree Street, N.E.
4970 Georgia-Pacific Center
Atlanta, GA 30303
Attention: Brandon Meyerson              By: /s/ Brenda A. Meyerson
                                            Name: Brenda A. Meyerson
Telephone: 404/577-2960                     Title: Assistant Vice President
Telecopy No.: 404/577-1155

Telex No.: 6827300
Answerback: 6827300BOT ATL

Domestic Lending Office:
------------------------
4970 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303

Eurocurrency Lending Office:
---------------------------
4970 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303


                                                          PRO RATA
                                       AMOUNT               SHARE
                                       ------             ---------
SERIES B TERM LOAN
       COMMITMENT:                   $5,100,000            6.80000%

SERIES C TERM LOAN
       COMMITMENT:                  $1,435,720             7.1786%

Address for Notices:                    CIBC INC.
-------------------------
Canadian Imperial Bank of
 Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200       By: /s/ Roger Colden
Atlanta, Georgia 30339                     Name: Roger Colden
Attention: William Humphries               Title: Executive Director, CIBC
                                                  Oppenheimer corp. as Agent
Telephone: 770/319-4906
Telecopy No.: 770/319-4954

Domestic Lending Office:

Canadian Imperial Bank of
   Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia 30339

Eurocurrency Lending Office:

Canadian Imperial Bank of
   Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia 30339

                                                    PRO RATA
                                     AMOUNT          SHARE
                                   ----------       --------
SERIES B TERM LOAN
       COMMITMENT:                 $5,600,000       7.46667%

SERIES C TERM LOAN
       COMMITMENT:                 $0                     0%

Address for Notices:               CREDITANSTALT-BANKVEREIN
-------------------

Two Ravinia Drive
Suite 1680                         By: /s/ Stephen W. Hipp
Atlanta, Georgia 30346                Name: Stephen W. Hipp
Attention: Stephen W. Hipp            Title: Assoc.

Telephone: 770/390-1846            By: /s/ Craig Stamn
Telecopy No.: 770/390-1851            Name: Craig Stamn
                                      Title: VP
Domestic Lending Office:
------------------------

Two Greenwich Plaza
Greenwich, CT 06830-6353
Attn: Lisa Bruno

Eurocurrency Lending Office:
----------------------------

Two Greenwich Plaza
Greenwich, CT 06830-6353

                                                             PRO RATA
                                       AMOUNT                  SHARE
                                     ----------              --------
SERIES B TERM LOAN
       COMMITMENT:                   $6,250,000              8.33333%

SERIES C TERM LOAN
       COMMITMENT:                   $1,771,420              8.8571%

Address for Notices:                    CREDIT LYONNAIS ATLANTA AGENCY
-------------------
Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.              By: /s/ David M. Cawrse
Suite 4400                                 Name: David M. Cawrse
Atlanta, GA 30303                          Title: First Vice President & Manager
Attention: David Cawrse
Telephone: 404/524-3700
Telecopy No.: 404/584-5249

Domestic Lending Office:
------------------------

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30303

Eurocurrency Lending Office:
----------------------------
Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30303

                                                          PRO RATA
                                       AMOUNT              SHARE
                                     ---------            --------
SERIES B TERM LOAN
       COMMITMENT:                   $5,100,000           6.80000%

SERIES C TERM LOAN
       COMMITMENT:                   $1,435,720           7.1786%

Address for Notices:                    THE SUMITOMO BANK LIMITED
-------------------

303 Peachtree Street, N.E.              By: /s/ Roger N. Arsham
Suite 4420                                 Name: Roger N. Arsham
Atlanta, GA 30308                          Title: Vice President
Attention: Roger Arsham
Telephone: 404/524-6544
Telecopy No.: 404/523-7983              By: /s/ Diane M. Rhoades
                                           Name: Diane M. Rhoades
Domestic Lending Office:                   Title: Executive Officer
-----------------------
233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Eurocurrency Lending Office:
----------------------------
233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

                                                        PRO RATA
                                        AMOUNT            SHARE
                                        ------          --------
SERIES B TERM LOAN
       COMMITMENT:                   $5,100,000          6.80000%

SERIES C TERM LOAN
       COMMITMENT:                   $1,435,720          7.1786%

Address for Notices:                    FIRST UNION NATIONAL BANK
-------------------

999 Peachtree Street, N.E.              By: /s/ Michalene Donegan
9th Floor                                  Name: Michalene Donegan
Atlanta, GA 30309                          Title: Vice President
Attention: Michalene Donegan
Telephone: 404/827-7154
Telecopy No.: 404/827-7199

Domestic Lending Office:
------------------------
999 Peachtree Street, N.E.
9th Floor
Atlanta, GA 30309

Eurocurrency Lending Office:
----------------------------
999 Peachtree Street, N.E.
9th Floor
Atlanta, GA 30309

                                                              PRO RATA
                                       AMOUNT                   SHARE
                                       ------                 --------
SERIES B TERM LOAN
       COMMITMENT:                   $6,350,000               8.46667%

SERIES C TERM LOAN
       COMMITMENT:                   $1,771,420               8.8571%

Address for Notices:                    FLEET BANK OF MAINE
--------------------

80 Exchange Street                      By: /s/ Neil C. Buitenhuys
Bangor, Maine 04401                        Name: Neil C. Buitenhuys
Attention: Neil C. Buitenhuys              Title: Vice President

Telephone: 207/941-6140
Telecopy No.: 207/941-6023

Domestic Lending Office:
------------------------
511 Congress Street, P. O. Box 1280
Portland, Maine 04104-5006

Eurocurrency Lending Office:
----------------------------
511 Congress Street, P. O. Box 1280
Portland, Maine 04104-5006

                                                            PRO RATA
                                        AMOUNT               SHARE

SERIES B TERM LOAN
       COMMITMENT:                    $8,800,000           11.73333%

SERIES C TERM LOAN
       COMMITMENT:                    $1,771,420            8.8571%

Address for Notices:                    NATIONSBANK, N.A.
-------------------
100 North Tryon Street
Mail Code NC1-007-08-11                 By: /s/ David H. Dinkins
Charlotte, NC 28255                        Name: David H. Dinkins
Attention:                                 Title: Vice President

Telephone: 704/386-2951
Telecopy No.: 704/386-1270

Domestic Lending Office:
------------------------
One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, NC 28255

Eurocurrency Lending Office:
----------------------------
One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, NC 28255

                                                             PRO RATA
                                       AMOUNT                  SHARE
                                       ------                --------
SERIES B TERM LOAN
       COMMITMENT:                   $6,350,000               8.46667%

SERIES C TERM LOAN
       COMMITMENT:                   $1,771,420               8.8571%

Address for Notices:               PNC BANK, NATIONAL
ASSOCIATION

One PNC Plaza
Fifth Avenue and Wood Street       By: /s/ Robert J. Mitchell, Jr.
Pittsburgh, PA 15265                  Name: Robert J. Mitchell, Jr.
Attention: Robert J. Mitchell, Jr.    Title: Vice President

Telephone: 412/762-6547
Telecopy No.: 412/762-6484

Domestic Lending Office:
-----------------------
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265

Eurocurrency Lending Office:
----------------------------
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265

                                                          PRO RATA
                                       AMOUNT              SHARE
                                       ------             --------
SERIES B TERM LOAN
       COMMITMENT:                   $3,500,000           4.66667%

SERIES C TERM LOAN
       COMMITMENT:                   $1,057,140           5.2857%

Address for Notices:                    WACHOVIA BANK, N.A.
-------------------
191 Peachtree Street, N.E.
30th Floor
Atlanta, GA 30383
Attention: Doug Strickland              By: /s/ Douglas W. Strickland
                                           Name: Douglas W. Strickland
Telephone: 404/332-1382                    Title: Vice President
Telecopy No.: 404/332-6920

Domestic Lending Office:
------------------------
191 Peachtree Street, N.E.
Atlanta, Georgia 30383

Eurocurrency Lending Office:
-----------------------------
191 Peachtree Street, N.E.
Atlanta, Georgia 30383

                                                             PRO RATA
                                       AMOUNT                  SHARE
                                                             ---------
SERIES B TERM LOAN
       COMMITMENT:                   $6,350,000              8.46667%

SERIES C TERM LOAN
       COMMITMENT:                   $1,771,420              8.8571%

                   ACKNOWLEDGMENT OF GUARANTORS

          Each of the Guarantors acknowledges and agrees to the terms of the foregoing First Amendment to Term Loan Agreement, and further acknowledges and agrees that (i) all of the Series B Term Loans and Series C Term Loans shall constitute the "Term Loans" as used in the Subsidiary Guaranty Agreement dated as of June 25, 1997 executed by them, and shall be included in the "Guaranteed Obligations" covered by such Subsidiary Guaranty Agreement, and (ii) such Subsidiary Guaranty Agreement is and shall remain in full force and effect on and after the date hereof, and (iii) the First Amendment to Term Loan Agreement and the increase in the total amount of Term Loans thereunder shall in no way release, discharge, or otherwise limit the obligations of such Guarantor under such Subsidiary Guaranty Agreement.

          This Acknowledgment of Guarantors made and delivered as of December 2, 1997.


                                      EACH CORPORATION LISTED ON
                                      SCHEDULE I ATTACHED HERETO
                                      (the "Guarantors")



                                       By: /s/ Daniel T. Hendrix
                                          Daniel T. Hendrix
                                          Senior Vice President

                            SCHEDULE I

                      SUBSIDIARY GUARANTORS


Interface Interior Fabrics, Inc., a Delaware corporation
  (Formerly Guilford of Maine, Inc.)

Guilford (Delaware), Inc., a Delaware corporation

Interface Flooring Systems, Inc., a Georgia corporation

Rockland React-Rite, Inc., a Georgia corporation

Interface Research Corporation, a Georgia corporation

Interface Europe, Inc., a Delaware corporation

Pandel, Inc., a Georgia corporation

Interface Asia-Pacific, Inc., a Georgia corporation

Bentley Mills, Inc., a Delaware corporation

Prince Street Technologies, Ltd., a Georgia corporation

Intek, Inc., a Georgia corporation

Toltec Fabrics, Inc., a Georgia corporation

Interface Architectural Resources, Inc., a Michigan corporation
  (Formerly C-Tec, Inc.)

Guilford of Maine, Inc., a Nevada corporation

Guilford of Maine Finishing Services, Inc., a Nevada corporation

Guilford of Maine Decorative Fabrics, Inc., a Nevada corporation

Guilford of Maine Marketing Co., a Nevada corporation

Intek Marketing Co., a Nevada corporation

Interface Holding Company, a Nevada corporation

Interface Americas, Inc., a Georgia corporation

Interface Americas Services, Inc., a Georgia corporation

Interface Specialty Resources, Inc., a Nevada corporation

Re:Source Americas Enterprises, Inc., a Georgia corporation

Interface Royalty Company, a Nevada corporation

Interface Licensing Company, a Nevada corporation

Price Street Royalty Company, a Nevada corporation

Bentley Royalty Company, a Nevada corporation

Superior/Reiser Flooring Resources, Inc., a Texas corporation

Quaker City International, Inc., a Pennsylvania corporation

Commercial Flooring Systems, Inc., a Pennsylvania corporation

Congress Flooring Corp., a Massachusetts corporation

Flooring Consultants, Inc., an Arizona corporation

Lasher/White Carpet Company, Inc., a New York corporation

B. Shehadi & Sons, Inc., a New Jersey corporation